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                                                                       EXHIBIT 2

                             JOINT FILING AGREEMENT

         The undersigned each agree that: (a) Amendment No. 2 to the Statement on Schedule 13D relating to the Common Stock, $0.001 par value, of Teletouch Communications, Inc., is adopted and filed on behalf of each of them; (b) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them; and (c) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date set forth below

June 21, 2002                        Robert M. McMurrey

                                      /s/ Robert M. McMurrey
                                     -------------------------------------


                                     TLL Partners, L.L.C.

                                     By: /s/ Robert M. McMurrey
                                        ----------------------------------
                                           Robert M. McMurrey
                                           President

                                     Rainbow Resources, Inc.

                                     By: /s/ Robert M. McMurrey
                                        ----------------------------------
                                           Robert M. McMurrey
                                           President

                                     Progressive Concepts Communications, Inc.

                                     By: /s/ Robert M. McMurrey
                                        ----------------------------------
                                           Robert M. McMurrey
                                           Chairman

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